Release Release THIS RELEASE (the “Release”) is executed by Jean-Marc Germain (“Executive”) for the benefit of Constellium US Holdings I, LLC (the “Company”). WHEREAS, the entering into and non-revocation of this Release is a condition to Executive’s right to receive certain payments and benefits under the Transition Agreement, dated as of January 1, 2026, by and between the Company and Executive (the “Transition Agreement”). Capitalized terms used and not defined herein shall have the meaning provided in the Transition Agreement. NOW, THEREFORE, in consideration for Transition Benefits, to which Executive is not otherwise entitled, and the sufficiency of which Executive acknowledges, Executive represents and agrees, as follows: 1. Release in Full of All Claims. Executive, for himself, his heirs, administrators, representatives, executors, successors and assigns (collectively “Releasers”), hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and the Constellium Group, including but not limited to Constellium SE (f/n/a Constellium N.V.) and Constellium Rolled Products Ravenswood, LLC, and their current and former directors, officers, shareholders, trustees, employees, consultants, independent contractors, representatives, agents, servants, successors and assigns and all persons acting by, through or under or in concert with any of them (collectively “Releasees”), from all claims, rights and liabilities up to and including the date of this Release arising from or relating to Executive’s office, directorship, or employment with the Company or any of its affiliates or the termination thereof and from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses of any nature whatsoever, known or unknown, suspected or unsuspected (“Claims”). Executive acknowledges that the Claims released under this paragraph might arise under many different foreign, domestic, national, state, or local laws (including statutes, regulations, other administrative guidance, and common law doctrines), including, but not limited to, the following: (a) Claims of breach of contract, whether express, implied or implied-in-fact, promissory estoppel, wrongful discharge, retaliatory discharge, interference with contractual relations or prospective economic advantage or violation of any duties of good faith and fair dealing; (b) Claims for salary, bonus compensation, incentive compensation, commissions, deferred compensation, premium payments, overtime compensation, stock rights, stock options, vacation, paid time off, sick leave, family leave, medical leave, fringe benefits or remuneration of any kind arising out of or relating to Executive’s employment by the Company through the date of this Release; (c) Claims under or pursuant to the Americans with Disabilities Act, as amended, the Age Discrimination in Employment Act, as amended (the “ADEA”), Title VII of the Civil Rights Act of 1964, as amended, the Civil Rights Act of 1991, the Equal Pay Act, United States Presidential Executive Orders 11246 and 11375, 42 U.S.C. § 1981, as amended, the Family and Medical Leave Act, the Sarbanes-Oxley Act, the Worker Adjustment and Retraining Notification Act, the Genetic Information Nondiscrimination Act, and the Fair Labor Standards Act (including Claims for salary, bonus compensation, commissions, deferred compensation or remuneration of any kind), as well as any other federal law, 2 Release statute, ordinance, rule, regulation or executive order relating to employment and/or discrimination in employment, and/or any Claims to attorneys’ fees or costs under such statutes and laws; (d) Claims under the Maryland Fair Employment Practices Act, the Health Care Worker Whistleblower Protection Act, the Maryland False Claims Act, the Maryland Parental Leave Act, the Maryland Healthy Working Families Act, the Medical Information Discrimination Law, all claims arising under Title 20 of the State Government Article of the Maryland Annotated Code that may be legally waived, and any other Claims under any Maryland statutes, as well as any other state or local law, statute, ordinance, rule, regulation or executive order relating to employment and/or discrimination in employment, and/or any Claims to attorneys’ fees or costs under such statutes and laws; (e) Claims for intentional torts, negligence, negligent or intentional infliction of emotional distress, personal, emotional or physical injury, fraud, defamation, libel, slander, misrepresentation, violation of public policy, invasion of privacy, or any other statutory or common law tort theory of recovery; and (f) Claims arising under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or pertaining to ERISA-regulated benefits, including any claims for severance pay, welfare benefits, unvested retirement benefits or other remuneration or benefits of any kind or character. 2. Unknown Claims. Executive acknowledges that Executive is releasing claims that Executive may not know about, and that Executive does so with knowing and voluntary intent. Executive expressly waives all rights that Executive may have under any law that is intended to protect Executive from waiving unknown Claims. Executive further acknowledges that Executive understands the significance of doing so. 3. No Claims Filed. Executive affirms that, as of the date of execution of this Release, Executive has filed no lawsuit, charge, claim or complaint with any governmental agency or in any court against the Company or any of the other Releasees. 4. Exclusions for Certain Claims. Notwithstanding the foregoing, Executive and the Company agree that this Release specifically excludes (i) Executive’s rights and the Company’s obligations under the Transition Agreement, (ii) applicable statutory rights to indemnification for actions taken within the scope of his employment and his service as an officer or director of the Company or any of its affiliates, which shall include the availability of all insurance coverage that may apply to such claims, and (iii) claims that may not, as a matter of law, be released. Further, Executive and the Company agree that nothing herein shall be construed to prevent Executive from enforcing rights, if any, under ERISA to recover any vested benefits or instituting any action to enforce the terms of this Release. 5. Government Investigations. The parties agree that nothing in this Release shall be construed to prohibit Executive from filing a charge with the Equal Employment Opportunity Commission (hereinafter “EEOC”) to enforce the ADEA and other laws, the Securities Exchange Commission or other similar governmental agency, or from participating in investigations with such entities. However, Executive acknowledges that by executing this Release, Executive waives his right to seek or accept individual remedies or monetary damages in any such action or lawsuit arising from such charges or investigations, or in connection with any complaint or charge that Executive may file with an administrative agency, including, but not limited to, reinstatement, back pay, front pay, damages,

3 Release attorneys’ fees or experts’ fees, except with respect to any monetary recovery under the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Sarbanes-Oxley Act of 2002 or Section 21F of the Securities Exchange Act of 1934. Executive further agrees that if any person, organization or other entity should bring a claim against the Releasees involving any matter covered by this Release, Executive will not accept any personal relief in any such action, including damages, attorneys’ fees, costs and all other legal or equitable relief. Executive further understands that nothing contained herein is intended to interfere with or discourage Executive’s good faith disclosure to any governmental entity regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and nothing contained herein waives or releases Executive’s right to receive money for disclosing such information to a government agency. Executive further understands that Executive will not be subject to retaliation by the Company for a disclosure made pursuant to this paragraph. 6. ADEA/OWBPA Waiver and Acknowledgement. Executive and the Company desire and intend that this Release comply with the terms of the Older Workers’ Benefit Protection Act. Accordingly, Executive acknowledges that Executive has been advised of the following rights: (a) Executive understands that state and federal laws, including the AGE DISCRIMINATION IN EMPLOYMENT ACT, prohibit employment discrimination based upon age, sex, race, color, national origin, ethnicity, religion, or disability. Executive further understands and agrees that, by signing this Release, Executive agrees to waive any and all such claims and releases the Company from any and all such claims. (b) Executive acknowledges that Executive has been advised in writing to consult with an attorney and has been provided with a reasonable opportunity to consult with an attorney concerning the terms and conditions of this Release prior to signing this Release, which contains a general release and waiver of claims. (c) Executive acknowledges that the Transition Benefits being provided to Executive pursuant to the terms of the Transition Agreement constitute benefits to which Executive otherwise would not be entitled, and that Executive has been provided with adequate and valuable consideration for signing this Release. (d) Executive acknowledges that Executive has at least TWENTY-ONE (21) DAYS after receiving this Release to consider whether to sign this Release. (e) Executive acknowledges that, in the event that Executive signs this Release, Executive has another SEVEN (7) DAYS to revoke it. To revoke this Release, Executive must deliver a written notice of revocation to the Senior Vice President, General Counsel, prior to 5 PM Eastern Time on the seventh day after signing this Release. THIS RELEASE SHALL NOT BECOME EFFECTIVE UNTIL AFTER THE EXPIRATION OF THIS SEVEN (7) DAY PERIOD. 7. Governing Law. This Release will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law analysis or conflicting provision or rule (whether of the State of New York or any other jurisdiction) that would cause the laws of any jurisdiction other than the State of New York to be applied. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of 4 Release this Release, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply. Further, to the extent that Executive or the Company is required to initiate legal action to enforce any right or obligation under this Release, Executive and the Company agree that any such litigation shall be filed and determined by the United States District Court for the Southern District of New York or the courts of New York; and both Executive and the Company consent to the exclusive personal jurisdiction of such courts. 8. Severability. The provisions of this Release are severable, and if any part or portion of it is found to be invalid or unenforceable, the other paragraphs shall remain fully valid and enforceable. The waiver of a breach of any of the provisions of this Release shall not operate or be construed as a waiver of any other provision of this Release or a waiver of any subsequent breach of the same provision. 9. Voluntary Execution. Executive acknowledges that Executive is executing this Release voluntarily and of Executive’s own free will and that Executive fully understands and intends to be bound by the terms of this Release. Further, Executive acknowledges that Executive received a copy of this Release on January 1, 2026, that Executive has carefully read and fully understands all of the provisions and effects of this Release; that Executive has been advised to consult with an attorney prior to executing this Release; that Executive participated in the creation of and is voluntarily entering into this Release; and that neither the Company nor its affiliates, agents or attorneys have made any representations or promises as to the terms or effects of this Release other than those contained in this Release. 10. No Assignment of Claims. Executive represents and warrants that Executive has not previously assigned or purported to assign or transfer to any person or entity any of the claims or causes of action herein released. THIS RELEASE SHALL BECOME EFFECTIVE AND ENFORCEABLE ON THE EIGHTH DAY FOLLOWING ITS EXECUTION BY EXECUTIVE, PROVIDED HE DOES NOT EXERCISE HIS RIGHT OF REVOCATION AS DESCRIBED ABOVE. IF EXECUTIVE FAILS TO SIGN AND DELIVER THIS RELEASE OR REVOKES HIS SIGNATURE, THIS RELEASE WILL BE WITHOUT FORCE OR EFFECT, AND EXECUTIVE SHALL NOT BE ENTITLED TO THE TRANSITION BENEFITS. [Signature on Following Page]

5 Release IN WITNESS WHEREOF, Executive has executed and delivered this Release on the date set forth below. Dated: _____________________________ _________________________________ Name: Jean-Marc Germain Acknowledged and Agreed: CONSTELLIUM US HOLDINGS I, LLC. By:__________________________ Name: Jack Guo Title: President & CFO Signature: Email: Jean-Marc Germain (Jan 7, 2026 20:45:03 GMT+2) jm.germain@constellium.com Signature: Email: jack.guo@constellium.com